BLACKROCK SHORT-TERM BOND SERIES, INC.
BlackRock Short-Term Bond Fund
(the “Fund”)

Supplement dated June 17, 2010 to the
Prospectus dated September 29, 2009

Effective July 12, 2010, the following changes are made to the Fund’s Prospectus regarding new purchases of Investor A Shares of the Fund. Investors that have purchased Investor A Shares prior to July 12, 2010 are subject to the contingent deferred sales charges in place at the time they purchased their shares.

The “Shareholder Fees” and expense “Example” tables under the section “Fund Overview—Expenses and Fees” are revised as follows for Investor A Shares:

Shareholder Fees
(fees paid directly from your investment)	Investor A Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	2.25%

Example:

	1 Year	3 Years	5 Years	10 Years

Investor A Shares	$332	$558	$802	$1,501

Footnote 2 to the Fund’s fee table relating to “Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)” for Investor A Shares is revised as follows:

A contingent deferred sales charge (“CDSC”) of 0.75% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase of an investment of $500,000 or more.

The “Share Classes at a Glance” table under the section “Account Information—How to Choose the Share Class that Best Suits Your Needs” is revised as follows for Investor A Shares:

Deferred Sales Charge?	No. (May be charged for purchases of $500,000 or more that are redeemed within eighteen months).

The table that shows the front-end sales charges that you may pay if you buy Investor A Shares of the Fund under the section “Account Information—Details about the Share Classes—Investor A Shares-Initial Sales Change Option” is revised as follows:

Investment	Sales Charge As a % of Offering Price	Sales Charge As a % of Your Investment[1]	Dealer Compensation as a % of Offering Price

Less than $50,000	2.25%	2.30%	2.00%

$50,000 but less than $100,000	2.00%	2.04%	1.75%

$100,000 but less than $250,000	1.75%	1.78%	1.50%

$250,000 but less than $500,000	1.50%	1.52%	1.25%

$500,000 and over[2]	0.00%	0.00%	0.00%

[1]	Rounded to the nearest one-hundredth percent.
[2]

If you invest $500,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BlackRock compensates the selling dealer or other financial intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 0.75%. Such deferred sales charge may be waived in connection with certain fee-based programs.

Shareholders should retain this Supplement for future reference.

Code# PRO-3070-0610SUP